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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

AES RED OAK, L.L.C.
(Exact name of registrant as specified in charter)

Delaware (State of other jurisdiction of incorporation)	333-40478 (Commission file number)	54-1889658 (IRS employer identification no.)

1001 North 19th Street, Arlington, Virginia 22209,
c/o The AES Corporation
(703) 522-1315
(Address of principal executive offices,) (zip code and telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

        The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by AES Red Oak, L.L.C. that the information is material or that the dissemination of the information is required by Regulation FD.

        On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of John R. Ruggirello, the registrant's president, and Barry J. Sharp, the registrant's chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AES RED OAK, L.L.C.
Date: August 14, 2002	By:	/s/ A.W. BERGERON A.W. Bergeron Vice President

EXHIBIT INDEX

99.1	Section 906 Certificate of President
99.2	Section 906 Certificate of Chief Financial Officer

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  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX